EXHIBIT 99.1

FirstCash Completes Sale of Enova International, Inc. Stock Holding
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Fort Worth, Texas (December 8, 2016) -- FirstCash, Inc. (the “Company”) (NYSE: FCFS), the leading international operator of retail pawn stores in the U.S. and Latin America, today announced that it completed the sale of its entire holding in Enova International, Inc. (“Enova”) (NYSE: ENVA). The Company had owned approximately 6 million shares of Enova stock as a result of its merger with Cash America International, Inc. (“Cash America”) on September 1, 2016. All of the shares were sold in open market transactions at an average price of $10.40 per share, with the final sales completed on December 6, 2016.

“The Enova holding represented a non-core asset that the Company was required to sell by September 15, 2017 in conjunction with Cash America’s tax free spin-off of Enova in 2014. Through the sale of these Enova shares, we generated net proceeds of $62.1 million, which has been used to pay down the balance on the unsecured revolving bank credit facility,” commented Rick Wessel, FirstCash chief executive officer.

Forward-Looking Information

This release contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates or guidance. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

Forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in (i) the Company’s 2015 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2016, including the risks described in Part 1, Item 1A, “Risk Factors” of the Company’s annual report, (ii) with respect to the risks associated with the Cash America merger, the Company’s Registration Statement on Form S-4 filed with the SEC and that was declared effective by the SEC on July 29, 2016, including the risks described under the heading “Risk Factors” of such Registration Statement, and (iii) the other reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2016. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

About FirstCash

With over 2,000 retail pawn and consumer lending locations in the U.S., Mexico, Guatemala and El Salvador, FirstCash is the leading international operator of pawn stores. FirstCash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, consumer electronics, power tools, household appliances, sporting goods, musical instruments and other merchandise, and make small consumer pawn loans secured by pledged personal property. Approximately 97% of the Company’s revenues are from pawn operations.

FirstCash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. FirstCash’s common stock (ticker symbol “FCFS”) is traded on the NYSE, home to many of the world’s most iconic brands, technology business leaders and emerging growth companies shaping today’s global economic landscape. For additional information regarding FirstCash and the services it provides, visit FirstCash’s websites located at http://www.firstcash.com and http://www.cashamerica.com.

For further information, please contact:
Gar Jackson
Global IR Group
Phone:     (949) 873-2789
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 258-2650
Email:     investorrelations@firstcash.com
Website:    ir.firstcash.com

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